Exhibit 99.1
National American University Holdings, Inc. Announces Approval of Stock Repurchase Plan
of Up to $10 Million of Common Stock
Rapid City, South Dakota, February 3, 2011 — National American University Holdings, Inc. (the “Company”) (NASDAQ: NAUH), which operates National American University (“NAU”), a regionally accredited, proprietary, multi-campus institution of higher learning offering Associate, Bachelor’s and Master’s degree programs in allied health and business-related disciplines, today announced approval of a stock repurchase program. .
On January 31, 2011, the Company’s Board of Directors authorized a stock repurchase plan of up to $10 million of common stock in both open market and privately negotiated transactions. The plan is authorized for a period of one year from the announcement date of February 3, 2011. The timing and actual number of shares purchased will depend on a variety of factors such as price, corporate and regulatory requirements, and other prevailing market conditions. The plan may be limited or terminated without prior notice.
Ronald L. Shape, Ed.D., Chief Executive Officer of the Company, commented, “Our establishment of this stock repurchase plan is a strong demonstration of our belief in the Company’s business fundamentals and provides us with the flexibility to repurchase shares during the next 12 months. Furthermore, we believe our current share price presents an attractive investment opportunity, and the repurchase program is consistent with our commitment to enhance stockholder value.”
About National American University Holdings, Inc.
National American University Holdings, Inc., through its wholly owned subsidiary, operates National American University (NAU), a regionally accredited, proprietary, multi-campus institution of higher learning offering Associate, Bachelor’s, and Master’s degree programs in health care and business-related disciplines. Accredited by The Higher Learning Commission and a member of the North Central Association of Colleges and Schools, National American University has been providing technical and professional career education since 1941. NAU opened its first campus in Rapid City, South Dakota, and has since grown to multiple locations throughout the central United States. In 1998, National American University began offering online courses. Today, NAU offers degree programs in traditional, online, and hybrid formats, which provides students increased flexibility to take courses at times and places convenient to their busy lifestyles.
Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s business. Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current beliefs and expectations and involve a number of assumptions. These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the future financial performance of the Company; the ability to continue to receive Title IV funds; the growth of the market for the Company’s services; expansion plans and opportunities; consolidation in the market for the Company’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by those forward-looking statements. Other factors that could cause the Company’s results to differ materially from those contained in its forward-looking statements are included under, among others, the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed on August 18, 2010 and in its other filings with the Securities and Exchange Commission. Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Contact Information:
National American University Holdings, Inc.
Dr. Ronald Shape
605-721-5220
rshape@national.edu
Investor Relations Counsel
The Equity Group Inc.
Adam Prior
212-836-9606
aprior@equityny.com
Carolyne Yu
212-836-9610
cyu@equityny.com